Emerging Markets Growth Fund
Investment portfolio
March 31, 2025
unaudited

Common stocks 97.12% Asia-Pacific 77.27% China 33.98%	Shares	Value (000)
Alibaba Group Holding, Ltd.	693,000	$11,490
Anhui Conch Cement Co., Ltd., Class H	4,184,629	11,831
BeiGene, Ltd. (ADR)[1]	83,563	22,743
BYD Co., Ltd., Class A	196,476	10,238
BYD Co., Ltd., Class H	189,000	9,553
China Merchants Bank Co., Ltd., Class H	1,775,000	10,445
China Resources Land, Ltd.	1,635,000	5,462
Chongqing Brewery Co., Ltd., Class A	1,305,943	10,551
Contemporary Amperex Technology Co., Ltd., Class A	29,460	1,033
H World Group, Ltd.	169,400	626
H World Group, Ltd. (ADR)	446,501	16,525
Haitian International Holdings, Ltd.	1,766,000	4,680
Industrial and Commercial Bank of China, Ltd., Class H	4,636,000	3,312
Innovent Biologics, Inc.[1]	4,455,380	26,889
JD.com, Inc., Class A	285,850	5,899
Jiangsu Hengli Hydraulic Co., Ltd., Class A	905,000	10,007
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,367,226	16,089
KANZHUN, Ltd., Class A (ADR)[1]	240,997	4,620
Kweichow Moutai Co., Ltd., Class A	25,100	5,406
Legend Biotech Corp. (ADR)[1]	106,678	3,620
Li Ning Co., Ltd.	785,000	1,612
Longfor Group Holdings, Ltd.	1,215,500	1,547
Meituan, Class B1	1,241,200	25,095
Midea Group Co., Ltd., Class A	829,737	8,997
NetEase, Inc.	1,360,800	28,046
NetEase, Inc. (ADR)	171,900	17,692
PDD Holdings, Inc. (ADR)[1]	61,598	7,290
PICC Property and Casualty Co., Ltd., Class H	8,606,000	15,935
Ping An Insurance (Group) Company of China, Ltd., Class H	3,870,078	23,090
Shenzhen Inovance Technology Co., Ltd., Class A	2,945,577	27,765
Shenzhou International Group Holdings, Ltd.	520,900	3,929
Tencent Holdings, Ltd.	1,032,365	65,795
Trip.com Group, Ltd. (ADR)	171,783	10,922
Tsingtao Brewery Co., Ltd., Class H	412,000	2,970
		431,704
Hong Kong 1.10%
AIA Group, Ltd.	1,088,400	8,227
Galaxy Entertainment Group, Ltd.	1,466,000	5,758
		13,985
India 17.84%
360 ONE WAM, Ltd.[1]	622,468	6,852
Bharti Airtel, Ltd.	258,541	5,231
BSE, Ltd.	87,707	5,593
Emerging Markets Growth Fund — Page 1 of 8

unaudited
Common stocks (continued) Asia-Pacific (continued) India (continued)	Shares	Value (000)
Cholamandalam Investment and Finance Co., Ltd.	1,117,647	$19,835
City Union Bank, Ltd.	2,087,906	3,832
Coforge, Ltd.	155,465	14,619
FSN E-Commerce Ventures, Ltd.[1]	1,165,242	2,440
Godrej Consumer Products, Ltd.	337,633	4,575
HCL Technologies, Ltd.	454,125	8,417
HDFC Bank, Ltd.	508,463	10,830
Hexaware Technologies, Ltd.	203,975	1,673
Hexaware Technologies, Ltd.[2]	107,876	885
ICICI Bank, Ltd.	861,479	13,574
ITC Hotels, Ltd.[1]	88,082	204
ITC, Ltd.	880,822	4,219
Kotak Mahindra Bank, Ltd.	1,191,480	30,226
Larsen & Toubro, Ltd.	280,543	11,403
MakeMyTrip, Ltd.[1]	151,478	14,843
Mankind Pharma, Ltd.[1]	408,301	11,536
Maruti Suzuki India, Ltd.	73,458	9,893
Max Healthcare Institute, Ltd.	854,317	10,982
Shriram Finance, Ltd.	786,720	6,008
Tata Consultancy Services, Ltd.	283,482	11,913
Tube Investments of India, Ltd.	104,991	3,377
TVS Motor Co., Ltd.	175,205	4,945
United Spirits, Ltd.	295,270	4,841
Varun Beverages, Ltd.	618,866	3,903
		226,649
Indonesia 2.16%
Bank Central Asia Tbk PT	18,305,009	9,322
Bank Mandiri (Persero) Tbk PT	12,518,800	3,919
Indofood CBP Sukses Makmur Tbk PT	2,234,900	1,370
Indosat Tbk PT	29,394,500	2,573
Map Aktif Adiperkasa Tbk PT	8,895,600	354
PT Bank Syariah Indonesia Tbk	26,906,300	3,771
Sumber Alfaria Trijaya Tbk PT	12,645,604	1,560
Telkom Indonesia (Persero) Tbk PT, Class B	31,158,600	4,545
		27,414
Philippines 1.36%
BDO Unibank, Inc.	2,737,751	7,332
International Container Terminal Services, Inc.	1,374,689	8,534
SM Investments Corp.	105,760	1,456
		17,322
South Korea 7.54%
Coupang, Inc., Class A1	777,275	17,046
Hana Financial Group, Inc.	439,691	17,894
JB Financial Group Co., Ltd.	94,594	1,125
KB Financial Group, Inc.	100,277	5,390
KT Corp.	73,250	2,594
KT Corp. (ADR)	299,591	5,306
KT&G Corp.	32,235	2,224
Samsung Electronics Co., Ltd.	559,371	22,152
Emerging Markets Growth Fund — Page 2 of 8

unaudited
Common stocks (continued) Asia-Pacific (continued) South Korea (continued)	Shares	Value (000)
Samsung Electronics Co., Ltd. (GDR)[3]	4,917	$4,838
SK hynix, Inc.	130,558	17,313
		95,882
Taiwan 12.10%
Advantech Co., Ltd.	517,000	5,857
AirTAC International Group	437,904	11,094
LITE-ON Technology Corp.	2,301,000	6,343
MediaTek, Inc.	426,042	17,965
Nien Made Enterprise Co., Ltd.	356,000	4,263
SINBON Electronics Co., Ltd.[1]	192,000	1,489
Taiwan Semiconductor Manufacturing Co., Ltd.	3,781,430	105,418
Voltronic Power Technology Corp.	29,000	1,342
		153,771
Thailand 0.15%
TISCO Financial Group PCL, foreign registered shares	650,720	1,898
Vietnam 1.04%
Asia Commercial Joint Stock Bank	9,222,645	9,761
Masan Group Corp.[1]	349,544	915
Vietnam Dairy Products JSC	626,300	1,485
Vinhomes JSC[1]	508,803	1,024
		13,185
Total Asia-Pacific		981,810
Latin America 11.12% Brazil 6.43%
B3 SA - Brasil, Bolsa, Balcao	2,092,395	4,451
Banco BTG Pactual SA, units	848,368	5,010
CCR SA, ordinary nominative shares	9,162,384	18,689
Estre Ambiental, Inc.[1,3,4]	591,120	— [5]
Lojas Renner SA	2,316,448	4,965
Magazine Luiza SA	1,743,441	3,101
Nu Holdings, Ltd., Class A1	253,059	2,591
Rede D’Or Sao Luiz SA	2,622,031	12,958
Rumo SA	4,846,891	13,777
TIM SA	5,126,716	16,171
		81,713
Mexico 4.69%
América Móvil, SAB de CV, Class B (ADR)	665,663	9,466
BBB Foods, Inc., Class A1	564,754	15,068
Corp. Inmobiliaria Vesta, SAB de CV	2,000,941	4,579
Corp. Inmobiliaria Vesta, SAB de CV (ADR)	48,200	1,099
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	674,416	6,629
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	240,745	4,451
Grupo Financiero Banorte, SAB de CV, Series O	2,378,664	16,497
Prologis Property Mexico, SA de CV, REIT	550,091	1,760
		59,549
Total Latin America		141,262
Emerging Markets Growth Fund — Page 3 of 8

unaudited
Common stocks (continued) Eastern Europe and Middle East 5.30% Greece 0.33%	Shares	Value (000)
National Bank of Greece SA	402,235	$4,145
Kazakhstan 1.61%
Halyk Savings Bank of Kazakhstan OJSC (GDR)[3]	631,979	15,580
Kaspi.kz JSC (ADR)	51,807	4,810
		20,390
Russian Federation 0.00%
Alrosa PJSC[4]	12,604	— [5]
Baring Vostok Capital Fund IV Supplemental Fund, LP1,4,6,7,8	43,189,450	— [5]
Baring Vostok Private Equity Fund IV, LP1,4,6,7,8	23,604,516	— [5]
Rosneft Oil Co. PJSC[4]	570,845	— [5]
Sberbank of Russia PJSC[4]	11,761,726	— [5]
		— [5]
Saudi Arabia 0.75%
Al Rajhi Banking and Investment Corp., non-registered shares	352,298	9,573
Slovenia 0.85%
Nova Ljubljanska Banka dd (GDR)	355,948	10,825
United Arab Emirates 1.76%
Abu Dhabi Islamic Bank PJSC	1,975,823	8,635
Adnoc Gas PLC	5,207,985	4,541
Emaar Properties PJSC	2,516,314	9,167
		22,343
Total Eastern Europe and Middle East		67,276
Africa 1.82% Federal Republic of Nigeria 0.45%
Guaranty Trust Holding Co. PLC	126,924,542	5,690
South Africa 1.37%
Discovery, Ltd.	545,466	5,938
MTN Group, Ltd.	1,712,360	11,534
		17,472
Total Africa		23,162
Other markets 1.61% United Kingdom 0.00%
Sedibelo Platinum Mines, Ltd.[1,4]	17,665,800	— [5]
Emerging Markets Growth Fund — Page 4 of 8

unaudited
Common stocks (continued) Other markets (continued) United States 1.61%	Shares	Value (000)
Borr Drilling, Ltd.[1]	1,354,682	$2,967
Genpact, Ltd.	125,297	6,313
MercadoLibre, Inc.[1]	5,714	11,147
		20,427
Total Other markets		20,427
Total common stocks (cost: $1,011,527,000)		1,233,937
Preferred securities 0.07% Asia-Pacific 0.07% South Korea 0.07%
Samsung Electronics Co., Ltd., nonvoting preferred shares	29,270	947
Total preferred securities (cost: $1,193,000)		947
Short-term securities 3.05% Money market investments 3.05%
Capital Group Central Cash Fund 4.33%[9,10]	387,435	38,743
Total short-term securities (cost: $38,745,000)		38,743
Total investment securities 100.24% (cost: $1,051,465,000)		1,273,627
Other assets less liabilities (0.24)%		(3,050)
Net assets 100.00%		$1,270,577
Investments in affiliates10

	Value at 7/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 3/31/2025 (000)	Dividend or interest income (000)
Short-term securities 3.05%
Money market investments 3.05%
Capital Group Central Cash Fund 4.33%[9]	$36,179	$343,709	$341,180	$35	$— [5]	$38,743	$1,597
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 4.33%[9]	—	— [11]				—	— [12]
Total 3.05%				$35	$— [5]	$38,743	$1,597
Restricted securities8

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Capital Fund IV Supplemental Fund, LP1,4,6,7	10/8/2007-8/29/2019	$25,045	$— [5]	0.00%[13]
Baring Vostok Private Equity Fund IV, LP1,4,6,7	12/15/2016-12/28/2020	11,441	— [5]	0.00 [13]
Total		$36,486	$— [5]	0.00%[13]

Emerging Markets Growth Fund — Page 5 of 8

unaudited
[1]	Security did not produce income during the last 12 months.
[2]
Security is subject to a contractual sale restriction (lockup). The total value of all such securities was $885,000, which represented 0.07% of the net assets of the fund. The remaining lockup period is generally less than one year; and early lockup release provisions may be applicable based on certain set milestones or condition in accordance with legal documents.

[3]
Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,418,000, which represented 1.61% of the net assets of the fund.

[4]	Value determined using significant unobservable inputs.
[5]	Amount less than one thousand.
[6]
Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.
Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnership is reported.

[7]
Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

[8]
Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was less than $1,000, which represented less than 0.01% of the net assets of the fund.

[9]	Rate represents the seven-day yield at 3/31/2025.
[10]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[11]	Represents net activity.
[12]	Dividend income is included with securities lending income and is not shown in this table.
[13]	Amount less than 0.01%.
Valuation disclosures

Capital International, Inc. (“CIInc”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Emerging Markets Growth Fund — Page 6 of 8

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2025 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$120,607	$861,203	$—	$981,810
Latin America	141,262	—	— *	141,262
Eastern Europe and Middle East	4,810	62,466	— *	67,276
Africa	—	23,162	—	23,162
Other markets	20,427	—	— *	20,427
Preferred securities	—	947	—	947
Short-term securities	38,743	—	—	38,743
Total	$325,849	$947,778	$— *	$1,273,627
*
Amount less than one thousand.
Key to abbreviation(s)
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
REIT = Real Estate Investment Trust
Emerging Markets Growth Fund — Page 7 of 8

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
MFGEFP3-015-0525
Emerging Markets Growth Fund — Page 8 of 8